EXHIBIT 99.1
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           CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
       ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)



Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Duravest, Inc., a Florida corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company of Form 10-KSB/A-1 for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "10-KSB Report") that: (1) the 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the 10-KSB Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


                                        DURAVEST, INC.

Dated:  April 29, 2003                 By: /s/ Patti Cooke
                                            ------------------------------------
                                            Patti Cooke, President and Principal
                                            Executive, Financial and Accounting
                                            Officer